UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003
                                                          --------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2003, relating to the GSAMP Trust 2003-SEA2, Mortgage Pass-Through Certificates, Series 2003-SEA2)
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


           Delaware                333-100818-19              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
-------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2003-SEA2 Mortgage Pass-Through Certificates, Series 2003-SEA2 pursuant to the terms of the Pooling and Servicing Agreement, dated October 1, 2003 among GS Mortgage Securities Corp., as depositor, Bank of America N.A. and Wells Fargo Home Mortgage Inc, as servicers, and JPMorgan Chase Bank, as trustee.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2003-SEA2
Mortgage Pass-Through Certificates, Series 2003-SEA2
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 28, 2003        By: /s  Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003


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

                                               GSAMP TRUST 2003-SEA2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       110,245,000.00  110,245,000.00    1,941,934.94    406,204.13     2,348,139.07     0.00            0.00      108,303,065.06
M1         3,905,000.00    3,905,000.00            0.00     16,661.33        16,661.33     0.00            0.00        3,905,000.00
B1         3,064,000.00    3,064,000.00            0.00     13,073.07        13,073.07     0.00            0.00        3,064,000.00
B2         2,824,900.00    2,824,900.00            0.00     12,052.91        12,052.91     0.00            0.00        2,824,900.00
R                  0.00            0.00            0.00          0.00             0.00     0.00            0.00                0.00
TOTALS   120,038,900.00  120,038,900.00    1,941,934.94    447,991.44     2,389,926.38     0.00            0.00      118,096,965.06

X            120,159.43      120,159.43            0.00          0.00             0.00        0.00            0.00       251,566.94
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36228FYS9    1,000.00000000   17.61472121   3.68455830    21.29927951          982.38527879     A1          4.421470 %
M1      36228FYT7    1,000.00000000    0.00000000   4.26666581     4.26666581        1,000.00000000     M1          5.120000 %
B1      36228FYU4    1,000.00000000    0.00000000   4.26666775     4.26666775        1,000.00000000     B1          5.120000 %
B2      36228FYV2    1,000.00000000    0.00000000   4.26666785     4.26666785        1,000.00000000     B2          5.120000 %
TOTALS               1,000.00000000   16.17754695   3.73205219    19.90959914          983.82245305

X       36228FYW0    1,000.00000000    0.00000000   0.00000000     0.00000000        2,093.60963180     X           0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.02(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                              154,498.37
                                        Principal Prepayment Amount                                           1,660,308.60

Sec. 4.02(i)    Principal Prepayments

                                                              Payoffs in Full                                 1,631,862.37
                                                              Partial Principal Prepayments                      28,561.52
                                                              Liquidation Proceeds                                    0.00
Sec. 4.02(ii)   Interest Allocation
                                        Total                                                                   447,991.44
                                                              Unpaid Interest Paid                                    0.00
                                                              Unpaid Interest Remaining                               0.00
                                                              Basis Carry Forward Amount                              0.00
                                                              Basis Carry Forward Amount Paid                         0.00

Sec. 4.02(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                      0.00
                                                              Principal Shortfall                                     0.00

                                        Class M1
                                                              Interest Shortfall                                      0.00
                                                              Principal Shortfall                                     0.00

                                        Class B1
                                                              Interest Shortfall                                      0.00
                                                              Principal Shortfall                                     0.00
                                        Class B2
                                                              Interest Shortfall                                      0.00
                                                              Principal Shortfall                                     0.00

Sec. 4.02(v)    Ending Pool Stated Principal Balance                                                        118,348,532.01

Sec. 4.02(vi)   Servicing Fees Paid                                                                              25,039.78
Sec. 4.02(vi)   Trustee Fees Paid                                                                                   500.66
Sec. 4.02(vi)   Certificate Insurance Fees Paid                                                                  13,780.63
Sec. 4.02(vi)   Retained Yield                                                                                   10,007.94

Sec. 4.02(viii) Advances                                                                                              0.00
                                        Current Period Advances                                                       0.00
                                        Outstanding Advances                                                          0.00


Sec. 4.02(ix,xii)                                                                                                     0.00

                          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                 Group 1
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                0-30 days                       0                     0.00                  0.00 %
                                                31-60 days                      0                     0.00                  0.00 %
                                                61-90 days                      0                     0.00                  0.00 %
                                                91-120 days                     0                     0.00                  0.00 %
                                                121+ days                       0                     0.00                  0.00 %
                                                 Total                          0                     0.00                  0.00 %

                          Number and Aggregate Principal Amounts of REO Loans

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00%

                          Market Value of REO Loans                                                                           0.00

                          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

                          Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.02(x)    12 Month Scheduled Payments
                                        1st Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        2nd Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        3rd Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        4th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        5th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        6th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        7th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        8th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        9th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        10th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00
                                        11th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

                                        12th Preceding Month
                                                              Scheduled Monthly Payments on all Loans                      0.00
                                                              Scheduled Monthly Payments on 60+ Day Delinquent Loans       0.00

Sec. 4.02(xi)   REO Loans

                                                                                                                             NO
Sec. 4.02(xiii) Trigger Event
Sec. 4.02(xiii) Balance of all 60+ Day Delinquent Loans                                                                    0.00

Sec. 4.02(xiv)  Excess Reserve Fund Account Balance                                                                        0.00

Sec. 4.02(xv)   Realized Losses
                                        Current Losses                                                                     0.00
                                        Cumulative Losses                                                                  0.00

Sec. 4.02(xvi)  Net Monthly Excess Cashflow                                                                                0.00
                                        Applied Realized Losses Paid                                                       0.00
                                        Unpaid Interest Amounts Paid                                                       0.00

Sec. 4.02(xvii) Overcollateralization
                                        Overcollateralization Amount                                           251,566.95
                                        Specified Overcollateralization Amount                               1,562,067.77

                                                                                                                       NO
Sec. 4.02(xiii) Wells Trigger Event

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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